SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   October 17, 2000


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



    Delaware                       0-20199                          43-1420563
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(State or other             (Commission File No.)          (I.R.S. Employer
 jurisdiction of                                              Identification
  corporation)                                                    No.)



13900 Riverport Drive, Maryland Heights, Missouri      63043
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (314) 770-1666
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          (Former name or former address, if changed since last report)



Item 5.  Other Events

     On October 17, 2000, Express Scripts, Inc. ("ESI") and its President and Chief Executive Officer, Barrett A. Toan, entered into an Amendment to the Employment Agreement between ESI and Mr. Toan. A copy of the Amendment is attached hereto as Exhibit 10.1, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  The following exhibit is filed as part of this report on Form 8-K:

              Exhibit 10.1   Amendment to the Employment Agreement
                between Barrett A.Toan and Express Scripts, Inc.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EXPRESS SCRIPTS, INC.

Date:    October 18, 2000                   By:/s/ George Paz
                                            ---------------------------------
                                               George Paz
                                               Senior Vice President and Chief
                                               Financial Officer


                                  EXHIBIT INDEX


Exhibit No.    Description

   10.1 Amendment to the Employment Agreement between Barrett A. Toan and Express Scripts, Inc.